SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 12, 1999




                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                   001-12567                41-0783184
(State or other jurisdiction of       (Commission            (I.R.S. Employer
        incorporation)                File Number)          Identification No.)


 9055 Evergreen Boulevard N.W., Minneapolis, MN                 55433-8003
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:   (612) 780-4555


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

     On May 11, 1999, Possis Medical, Inc. (the "Company") entered into a Purchase Agreement with the purchasers who appear on the signature pages thereto (the "Purchasers"), pursuant to which, on May 12, 1999, the Company issued in a private placement 710,059 shares of the Company's common stock, par value $.40 per share (the "Common Stock"), for an aggregate purchase price of $6,000,000. The Purchasers also received warrants to purchase a total of 106,509 shares of Common Stock, with an exercise price equal to $11.43 per share. The warrants are exercisable for a period of four years from the date of their issuance.

     The Company intends to use the proceeds from this offering for AngioJet(R) Thrombectomy System sales and marketing activities, new product development expenses, and working capital purposes.

     The foregoing information is only a summary and is qualified in its entirety by the information contained in the documents filed as exhibits to this Form 8-K.

Item 7.  Financial Statements and Exhibits

  (c)      Exhibits

     4.1 Purchase Agreement, dated as May 11, 1999, between Possis Medical, Inc. and the purchasers who appear on the signature pages thereto.

     4.2 Registration Rights Agreement, dated as of May 11, 1999, by and between Possis Medical, Inc. and the purchasers who appear on the signature pages thereto.

     4.3 Form of Warrant, dated as of May 12, 1999.

     99.1 Press Release, dated as of May 13, 1999.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May __, 1999

                                   POSSIS MEDICAL, INC.


                                   By _________________________
                                      Irving R. Colacci
                                      Vice President, Legal Affairs & Human
                                      Resources, General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit                        Description of Exhibit

     4.1 Purchase Agreement, dated as May 11, 1999, between Possis Medical, Inc. and the purchasers who appear on the signature pages thereto.

     4.2 Registration Rights Agreement, dated as of May 11, 1999, by and between Possis Medical, Inc. and the purchasers who appear on the signature pages thereto.

     4.3 Form of Warrant, dated as of May 12, 1999.

     99.1 Press Release, dated as of May 13, 1999.

                               PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT ("Agreement") is made as of the 11th day of May, 1999 by and between Possis Medical, Inc., a Minnesota corporation (the "Company"), and the Investors set forth on the signature page affixed hereto (each an "Investor" and collectively the "Investors").

                                    Recitals

     A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended;

     B. Each Investor wishes to purchase, and the Company wishes to sell and issue to each Investor, upon the terms and conditions stated in this Agreement, that number of shares of the common stock of the Company, $0.40 par value per share (the "Common Stock") and that number of warrants to purchase Common Stock in the form attached hereto as Exhibit A (the "Warrant"), as are set forth on the signature page attached hereto and executed by each such Investor; and

     C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder, and applicable state securities laws;

     In  consideration of the mutual promises made herein and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

     1.1 "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

     1.2 "Agreements" means this Agreement, the Registration Rights Agreement, and the Warrants.

     1.3 "Closing" means the consummation of the transactions contemplated by this Agreement, and "Closing Date" shall have the meaning set forth in Section 3, below.

     1.4 "Control" means the possession , direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

     1.5  "Material  Adverse  Effect"  means a  material  adverse  effect on the
(i)condition (financial or otherwise), business, assets, or results of operations of the Company and its subsidiaries, taken as a whole; (ii) ability of the Company to perform any of its material obligations under the terms of this Agreement; or (iii) rights and remedies of the Investor under the terms of this Agreement.

     1.6 "Person" means an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

     1.7 "SEC Filings" has the meaning set forth in Section 4.6.

     1.8 "Securities" means the Shares, the Warrants and the Warrant Shares (defined below).

     1.9 "Shares" means the shares of Common Stock being purchased by the Investors hereunder.

     1.10 "Warrant Shares" means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

     1.11 "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     1.12 "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2. Purchase and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, each of the Investors hereby severally, and not jointly, agrees to purchase and the Company hereby agrees to sell and issue to the Investor, the number of Shares and Warrants to purchase the number of shares of Common Stock set forth on such Investor's signature page attached hereto. The number of shares to be purchased by each Investor shall be determined by dividing such Investor's aggregate purchase price (as such aggregate purchase price is set forth on such Investor's signature page attached hereto), by an amount equal to 85% of the "Market Pric" defined as the average of the five lowest consecutive closing bid prices of the Company's Common Stock over the thirty-one (31) trading days immediately preceding the date hereof (the "Purchase Price"). The number of shares of Common Stock purchasable by each Investor pursuant to the Warrants shall be equal to 15% of the number of Shares purchased by such Investor.

     3. Closing. On the date of this Agreement, the Purchase Price shall be determined. The Company shall promptly deliver to Investors' counsel, in trust, a certificate or certificates, registered in such name or names as the Investors shall have designated, representing all of the Shares and all of the Warrants, with instructions that such certificates are to be held for release to the Investors only upon payment of the Purchase Price to the Company. Upon receipt by counsel to the Investors of the certificates, the Investors shall promptly cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing the entire Purchase Price, less the amount due pursuant to Section 10.5 below, which shall be paid directly to Tail Wind, Inc. (subject to partial refund, if any, as contemplated by Section 10.5). On the date the Company receives such funds, the certificates evidencing the Shares and the Warrants shall be released to the Investors (and such date shall be deemed the "Closing Date").

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that:

     4.1 Organization, Good Standing and Qualification. The Company and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and own its properties. The Company and each of its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary unless the failure to so qualify would not have a Material Adverse Effect.

     4.2 Authorization. The Company has the requisite corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Agreements, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Agreements constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

     4.3 Capitalization. Set forth on Schedule 4.3 hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except as set forth on Schedule 4.3, no Person is entitled to preemptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or in the case of the Company, to transfer any equity securities of any kind of any subsidiary of the Company, and except as contemplated by this Agreement, the Company and its subsidiaries are not currently in negotiations for the issuance of any equity securities of any kind, or in the case of the Company, the transfer of any equity securities of any kind of any subsidiary of the Company. Except as set forth on Schedule 4.3, the Company has no knowledge of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the securityholders of the Company relating to the securities of the Company held by them. Except as set forth on Schedule 4.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

     4.4 Valid Issuance. The Company has reserved a sufficient number of shares of Common Stock for the issuance of the Shares pursuant to this Agreement and upon exercise of the Warrants. The Company will take such steps as may be necessary to reserve sufficient shares for issuance pursuant to Section 7 below when such issuance is determinable. The Shares and Warrants are duly authorized, and such Securities, along with the Warrant Shares when issued in accordance herewith and with the terms of the Warrants, will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws.

     4.5 Consents. The execution, delivery and performance by the Company of the Agreements and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and the requirements of the Nasdaq Stock Market, which the Company undertakes to file within the applicable time periods.

     4.6 Delivery of SEC Filings; Business. The Company has provided the Investors with copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended July 31, 1998, and all other reports filed by the Company pursuant to the 1934 Act since the filing of the Annual Report on Form 10-K and prior to the date hereof (collectively, the "SEC Filings"). The Company and its subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company and its subsidiaries.

     4.7 Use of Proceeds. The proceeds of the sale of the Common Stock and the Warrants hereunder shall be used by the Company for AngioJet System sales and marketing and new product development expenses.

     4.8 No Material Adverse Change. Since the filing of the Company's most recent Annual Report on Form 10-K or as otherwise identified and described in subsequent reports filed by the Company pursuant to the 1934 Act or as set forth on Schedule 4.8 hereto, there has not been:

     (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1999, except changes in the ordinary course of business which have not had, in the aggregate, a Material Adverse Effect;

     (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

     (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or any of its subsidiaries;

     (iv) any waiver by the Company or any of its subsidiaries of a valuable right or of a material debt owed to it;

     (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

     (vi) any material change or amendment to a material contract or arrangement by which the Company or any of their subsidiaries or any of its assets or properties is bound or subject;

     (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any of its subsidiaries;

     (viii) any transaction entered into by the Company or any of its subsidiaries other than in the ordinary course of business; or

     (ix) any other event or condition of any character that might have a Material Adverse Effect.

     4.9 SEC Filings; Material Contracts. (a) During the preceding three years, as of its filing date, each report filed by the Company with the SEC pursuant to the 1934 Act, complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (b) During the preceding three years, each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (c) Except as set forth on Schedule 4.3 hereto, there are no agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

     4.10 Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the 1933 Act.

     4.11 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Articles of Incorporation ("Articles") or the Company's Bylaws ("Bylaws" ), both as in effect on the date hereof, or (ii) except where it would not have a
Material Adverse Effect, (a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (b) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject.

     4.12 Tax Matters. The Company and its subsidiaries have timely prepared and filed all tax returns required to have been filed by the Company and its subsidiaries with all appropriate governmental agencies and timely paid all taxes owed by them. There are no material unpaid assessments against the Company or any of its subsidiaries nor, to the knowledge of the Company, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except such as which are not material. All material taxes and other assessments and levies that the Company or any subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or threatened against the Company or any subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or any subsidiary and any other corporation or entity.

     4.13 Title to Properties. Except as disclosed in the SEC Filings, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

     4.14 Certificates, Authorities and Permits. The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

     4.15 No Labor Disputes. No material labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent.

     4.16 Intellectual Property. The Company and its subsidiaries have sufficient title or adequate rights or licenses to use the inventions, know-how, patents, copyrights, trademarks, trade names, confidential information and other intellectual property (collectively, "Intellectual Property Rights"), material to and used in the conduct of the business now operated by them, or presently employed by them, and presently contemplated to be operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. Schedule 4.16 sets forth a list by serial number and title of the patents and/or patent applications owned or possessed by the Company or any of its subsidiaries. To the knowledge of the Company such patents and the present activities of the Company do not infringe any patent, copyright, trademark, trade name or other proprietary rights of any third party.

     4.17 Environmental Matters. Neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

     4.18 Litigation. Except as disclosed in the SEC Filings or on Schedule 4.18 hereto, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

     4.19 Financial Statements. The financial statements included in each SEC Filing present fairly and accurately in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates shown and their consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, to the best of the Company's knowledge, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

     4.20 Insurance Coverage. The Company and its subsidiaries maintain in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted, and properties owned or leased, by the Company and its subsidiaries, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

     4.21 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with all applicable Nasdaq continued listing requirements. There are no proceedings pending or to the Company's knowledge threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq National Market and the Company has not received any notice of, nor to the knowledge of the Company is there any basis for, the delisting of the Common Stock from the Nasdaq National Market.

     4.22 Acknowledgement of Dilution. The number of shares of Common Stock issuable pursuant to this Agreement may increase substantially in the event the Company issues securities to third parties in the future under certain circumstances. The Company's executive officers and directors have studied and fully understand the nature of the transactions being contemplated hereunder and recognize that they have a potential dilutive effect.

     4.23 Brokers and Finders. Except as set forth on Schedule 4.23 hereof, the Company shall have no liability or responsibility for the payment of any commission or finder's fee to any third party in connection with or resulting from this agreement or the transactions contemplated by this Agreement. No agreement by the Company with any third party will give rise to any liability or responsibility of any Investor for a finder's fee or commission related to this Agreement and the transactions contemplated hereby.

     4.24 No  Directed  Selling  Efforts or General  Solicitation.  Neither  the
Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

     4.25 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on
Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

     4.26 Disclosures. No representation or warranty made under any Section hereof contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein, in light of the circumstances under which the statements were made, not misleading.

     5. Representations and Warranties of the Investor. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

     5.1 Organization and Existence. The Investor is a validly existing corporation or limited liability company and has all requisite corporate or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

     5.2 Authorization. The execution, delivery and performance by the Investor of the Agreements have been duly authorized and the Agreements will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their terms.

     5.3 Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for investment for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

     5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

     5.5 Disclosure of Information. The Investor has had an opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

     5.6 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

     5.7 Legends. It is understood that, until registration for resale pursuant to the Registration Rights Agreement, certificates evidencing the Securities may bear one or all of the following legends:

     (a) "The shares represented by this certificate may not be transferred without (i) the opinion of counsel satisfactory to the corporation that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws; or (ii) such registration or qualification."

     (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

     Upon registration for resale pursuant to the Registration Rights Agreement, the Company shall promptly cause certificates evidencing the Shares previously issued hereunder to be replaced with certificates which do not bear such restrictive legends, and each Investor will thereafter sell the Common Stock evidenced by such certificates only pursuant to the Prospectus (as defined in the Registration Rights Agreement) or pursuant to Rule 144(k).

     5.8 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

     5.9 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

     5.10 Reliance. The Investor understands and acknowledges that (i) the Securities to be acquired by it hereunder are being offered and sold to it without registration under the 1933 Act in a private placement that is exempt from the registration provisions of the 1933 Act and (ii) the availability of such exemption depends in part on and the Company will rely upon the accuracy and truthfulness of the representations contained herein and the Investor hereby consents to such reliance.

     5.11  Transactions in Common Stock. The Investor has not, during the thirty
(30) trading days immediately preceding the date hereof, sold or established a short position in, any shares of Common Stock.

     6. Registration Rights Agreement. The parties acknowledge and agree that part of the inducement for the Investor to enter into this Agreement is the Company's execution and delivery of the Registration Rights Agreement. The parties acknowledge and agree that simultaneously with the execution hereof, the Registration Rights Agreement is being duly executed and delivered by the parties thereto.

     7. Covenants and Agreements of the Company.

     7.1 Subsequent Sale at Lower Price.

     (a) Required Adjustments. Subject to the exclusions contained in Section 7.1(e) below, if during the period ending on the later of (i) twenty-seven (27) months following the Closing Date and (ii) twenty-four (24) months following the date of effectiveness of the Registration Statement covering the Shares as contemplated by the Registration Rights Agreement (the "Restricted Period"), the Company sells any shares of its Common Stock in a capital raising transaction at a selling price lower than the Purchase Price per share set forth in Section 2 hereof, the Purchase Price per share of the Shares sold to the Investors hereunder shall be adjusted downward to equal such lower selling price and Investors shall be entitled to receive the additional shares as provided by
Section 7.1(b); provided, however, that in the event an Investor then owns less than 51% of the Shares acquired by it hereunder, such Investor shall be entitled to additional shares only with respect to the number of Shares then owned by such Investor as provided in Section 7.1(b). The Company shall give to the Investors written notice of any such sale within 24 hours of the closing of any such sale. For so long as an Investor owns 51% or more of the Shares originally acquired by such Investor hereunder, such Investor shall be entitled to the full benefit of the Purchase Price adjustment required by this Section 7.1.

     (b) Adjustment Mechanism. If an adjustment of the Purchase Price is required pursuant to Section 7.1(a), the Company shall deliver to the Investors within eight business days of the closing of the transaction giving rise to the adjustment ("Delivery Date") each Investor's pro-rata share of such number of additional shares of Common Stock equal to (i) the aggregate purchase price paid by such Investor divided by the adjusted per share purchase price as required under Section 7.1(a), minus (ii) the total number of shares of Common Stock previously delivered to that Investor hereunder; provided however, that the Company shall effect such adjustment in cash, in whole or in part, to the extent required by Section 7.1(c). In the event the Company fails to deliver the additional shares (or cash, as the case may be) within three (3) days of the Delivery Date, the Company shall be liable to the Investors for a penalty equal to 2% of the aggregate Purchase Price adjustment per month (in each instance to such Investor pro rata in accordance with its participation in this offering), payable in Common Stock or cash, at each Investor's election.

     (c) Limitation on Number of Shares. No Investor shall be required to accept, by way of any such adjustment a number of shares of the Company such that the total number of such shares held by an Investor as of the date of such adjustment would exceed 9.90% of the total outstanding Common Stock of the Company. In addition, in no event shall the Company issue to the Investors additional shares such that the total number of shares issued to the Investors (when added to the Warrant Shares) would exceed 19.9% of the Company's issued and outstanding shares of Common Stock on the date hereof. The Company shall effect the adjustment required by this Section by cash refund (in an amount equal to the amount paid plus 15%) to the extent necessary to avoid causing the aforesaid limitations to be exceeded. Only shares acquired pursuant to this Agreement will be included in determining whether the limitations would be exceeded for purposes of this Section 7.1(c).

     (d) Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of Section 7.1 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

     (e) Exclusions. Section 7.1(a) and Section 7.2 shall not apply to (i) sales of shares of Common Stock by the Company upon conversion or exercise of any convertible securities, options or warrants outstanding prior to the date hereof; or (ii) sales of shares of Common Stock by the Company pursuant to the provisions of any shareholder-approved option or similar plan heretofore or hereafter adopted by the Company.

     (f) Definitions. For purposes of Section 7.1 hereof, a sale in a capital raising transaction of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities under which the Company is or may become obligated to issue shares of Common Stock, and the selling price (the "Selling Price") of the Common Stock covered thereby shall be the exercise or conversion price thereof plus the consideration (if any) received by the Company upon such sale or issuance. In case of any such security issued within the Restricted Period, if the conversion or exercise price is variable, the Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised or might have been converted or exercised; provided, however, that in the event the conversion, exercise or Selling Price is variable, such as those issued in a Variable Rate Transaction or a Most-Favored Investor Transaction (as those terms are defined in Section 7.2(b) below), the number of shares issuable pursuant to Section 7.1 shall in the first instance be determined as of the date of the closing of the transaction giving rise to the adjustment based upon the fixed or maximum conversion price (or if there is no such price, calculated based on the variable conversion price using the then market price or other benchmark for determining conversion), and to the extent that the price at which such securities may be converted or exercised or the Selling Price is lower over time than such price, the Company shall issue additional shares of Common Stock within eight (8) calendar days of the end of each subsequent calendar month in which such a lower price is the price at which such securities may be converted or exercised or such Selling Price is reduced. If shares are issued for a consideration other than cash, the Selling Price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. The term "Share" as used in this Agreement shall include shares issued to the Investors pursuant to this Section 7.1.

     7.2 Limitation on Transactions.

     (a) Until the date of effectiveness of the Registration Statement covering the Shares as contemplated by the Registration Rights Agreement, without the prior written consent of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not issue or sell or agree to issue or sell for cash in a non-public offering any equity securities in a capital raising transaction.

     (b) Until the expiration of the Restricted Period, without the prior written consent of the Investors (which consent may be withheld in the Investors' discretion), the Company shall not issue or sell, or agree to issue or sell, for cash in a non-public offering (A) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (x) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (y) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (B) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the 1933 Act (clauses (A) and (B) are collectively "Variable Rate Transactions"), provided, however, that the foregoing limitation on Variable Rate Transactions shall not apply to any such securities with an aggregate face value outstanding at any time equal to or less than the lower of eight percent of the Company's primary market capitalization or $8 million, or (C) any other debt financing in excess of $500,000. Notwithstanding the foregoing, a "Variable Rate Transaction" shall not be deemed to include, for the purposes of this
Section 7.2(b), a transaction in which the Company issues or sells or agrees to issue or sell for cash in a non-public offering any equity securities in a capital raising transaction (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future equity raising transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering (referred to herein as a "Most-Favored Investor Transaction").

     7.3 Right of Investors to Participate in Future Transactions. The Company agrees that during the Restricted Period, the Company shall give fifteen (15) calendar days advance written notice to the Investors prior to any non-public offer or sale of any of its equity securities or any securities convertible into or exchangeable or exercisable for such securities by providing to the Investors a comprehensive term sheet containing all significant business terms of such a transaction. Prior to the closing of any such sale, the Investor shall have the right to participate (pro rata in accordance with such Investor's participation in this offering) in up to 15% of such new offering (or in the case of a Variable Rate Transaction for $5 million or less, 30%; or in the case of a Variable Rate Transaction for more than $5 million, 50% of such new offering) and purchase such equity securities for the same consideration and on the same terms and conditions as contemplated for such third-party sale, which right must be exercised in writing by the Investor within seven calendar days following receipt of the notice from the Company. If, subsequent to the Company giving notice to the Investors hereunder, the terms and conditions of the proposed third-party sale are changed from that disclosed in the comprehensive term sheet, the Company shall be required to provide a new notice to the Investors hereunder and the Investors shall have the right to participate in the offering on such changed terms and conditions as provided hereunder.

     7.4 Opinion of Counsel. On or prior to the Closing Date, the Company will deliver to the Investors the opinion of legal counsel to the Company, in form and substance reasonably acceptable to the Investors, addressing those legal matters set forth in Schedule 7.4 hereto.

     7.5 Reservation of Common Stock Pursuant to Section 7.1 and Exercise of Warrants. The Company hereby agrees at all times to reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants in accordance with the terms of the Warrants. In addition, as soon as such number is determinable, the Company agrees to reserve such shares as may be necessary to permit the issuances to the Investors required by Section 7.1.

     7.6 Reports. For so long as the Investors beneficially own any of the Securities, the Company will furnish to the Investors the following reports, each of which shall be provided to the Investors by air mail (within one week of filing with the SEC, in the case of SEC filings):

     (a) Quarterly Reports. The Company's quarterly report on Form 10-Q or, in the absence of such report, consolidated balance sheets of the Company and its subsidiaries as at the end of such period and the related consolidated statements of operations, stockholders' equity and cash flows for such period and for the portion of the Company's fiscal year ended on the last day of such quarter, all in reasonable detail and certified by a principal financial officer of the Company to have been prepared in accordance with generally accepted accounting principles, subject to year-end and audit adjustments.

     (b) Annual Reports. The Company's Form 10-K or, in the absence of a Form 10-K, consolidated balance sheets of the Company and its subsidiaries as at the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, all in reasonable detail and accompanied by the report on such consolidated financial statements of an independent certified public accountant selected by the Company and reasonably satisfactory to the Investor.

     (c) Securities Filings. Copies of (i) all notices, proxy statements, financial statements, reports and documents as the Company or any subsidiary shall send or make available generally to its stockholders or to financial analysts, promptly after providing same to the stockholders and (ii) all periodic and special reports, documents and registration statements (other than on Form S-8) which the Company or any subsidiary furnishes or files, or any officer or director of the Company or any of its subsidiaries (in such person's capacity as such) furnishes or files with the SEC.

     (d) Other Information. Such other information relating to the Company or its subsidiaries as from time to time may reasonably be requested by the Investors provided the Company produces such information in its ordinary course of business, and further provided that the Company, solely in its own discretion, determines that such information is not confidential in nature and disclosure to the Investor would not be harmful to the Company.

     7.7 Press Releases. Any press release or other publicity concerning this Agreement or the transactions contemplated by this Agreement shall be submitted to the Investors for comment at least two (2) business days prior to issuance, unless the release is required to be issued within a shorter period of time by law or pursuant to the rules of a national securities exchange. The Company shall issue a press release concerning the fact and material terms of this Agreement within one business day of the Closing.

     7.8 No Conflicting Agreements. The Company will not, and will not permit its subsidiaries to, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Agreements.

     7.9 Insurance. So long as the Investors beneficially own any Securities, the Company shall, and shall cause each subsidiary to, have in full force and effect (a) insurance reasonably believed to be adequate on all assets and activities of a type customarily insured, covering property damage and loss of income by fire or other casualty, and (b) insurance reasonably believed to be adequate protection against all liabilities, claims and risks against which it is customary for companies similarly situated as the Company and the subsidiaries to insure.

     7.10 Compliance with Laws. So long as the Investors beneficially own any Securities, the Company will use reasonable efforts, and will cause each of its subsidiaries to use reasonable efforts, to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

     7.11 Listing of Underlying Shares and Related Matters. The Company hereby agrees, promptly following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Shares and the Warrant Shares to be listed on the Nasdaq National Market as promptly as possible but no later than the effective date of the registration contemplated by the Registration Rights Agreement. The Company further agrees that if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it will include in such application the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. For so long as the Investors beneficially own any of the Securities, the Company will take all action necessary to continue the listing and trading of its Common Stock on the Nasdaq National Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such exchange, as applicable, to ensure the continued eligibility for trading of the Shares and the Warrant Shares thereon.

     In the event it is determined that the issuance of the Shares would or does constitute an issuance which, pursuant to the rules or regulations of the Nasdaq National Market (or any other national securities exchange upon which the Common Stock is or becomes traded), renders the Shares ineligible for inclusion on the Nasdaq (or any other national securities exchange upon which the Common Stock is then traded), then the Company shall promptly redeem such number of Shares held by the Investors (pro rata in accordance with their participation in this offering) which are so ineligible at a per share redemption price equal to 110% of the per share Purchase Price for those Shares as set forth in Section 2 hereof.

     7.12 Corporate Existence. So long as the Investors beneficially own any of the Shares or Warrants (but in no event longer than five years), the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (a) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith, regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to fulfill its obligations hereunder and effect the exercise in full of all Warrants outstanding as of the date of such transaction; (b) has no legal, contractual or other restrictions on its ability to perform the obligations of the Company hereunder and under the agreements and instruments entered into in connection herewith; and (c) is a publicly traded corporation whose common stock and the shares of capital stock issuable upon exercise of the Warrants are (or would be upon issuance thereof) listed for trading on the Nasdaq National Market, New York Stock Exchange or American Stock Exchange.

     8. Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of two years from the date of this Agreement; provided, however, that the provisions contained in Section 7 hereof shall survive in accordance therewith.

     9. Arbitration.

     9.1 Scope. Resolution of any and all disputes arising from or in connection with the Agreements, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), shall be exclusively governed by and settled in accordance with the provisions of this Section 9; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

     9.2. Binding Arbitration. The parties hereby agree to submit all Disputes to arbitration for final and binding resolution. Either party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other party. The arbitration shall be conducted in New York, New York by a sole arbitrator selected by agreement of the parties not later than fifteen (15)
business days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the America Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrator becomes unable to serve, his successor(s) shall be similarly selected or appointed.

     9.3. Procedure. The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing, (a) each party shall have the right to conduct limited discovery of information relevant to the Dispute; (b) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (c) all hearings shall be conducted on an expedited schedule; and (d) except as otherwise required by law and as required to conduct the proceedings, all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

     9.4. Timing. The arbitrator shall complete all hearings not later than 90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter. The arbitrator shall apportion all costs and expenses of the arbitration, including the arbitrator's fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrator shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems frivolous, the arbitrator may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 9. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

     10. Miscellaneous.

     10.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the other party hereto, except that without the prior written consent of the Company, but after notice duly given, an Investor may assign its rights and delegate its duties hereunder to an Affiliate, and without the prior written consent of the Investors, but after notice duly given and in compliance with this Agreement, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation, or any merger or consolidation of another corporation with or into the Company that results directly or indirectly in an aggregate change in the ownership or control of more than 50% of the voting rights of the equity securities of the Company, or the sale of all or substantially all of the Company's assets. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     10.2  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery,
(ii) telex or telecopier, upon receipt of confirmation of complete transmittal, or (iii) an internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

                       If to the Company:

                                    Possis Medical, Inc.
                                    9055 Evergreen Boulevard, N.W.
                                    Minneapolis, MN  55433-8003
                                    Attn:  Irving R. Colacci, Esq.

                                    with a copy to:

                                    Dorsey & Whitney LLP
                                    Pillsbury Center South
                                    220 South 6th Street
                                    Minneapolis, MN  55402-1498
                                    Attn:  Amy E. Ayotte, Esq.

                       If to the Investors, to the addresses set forth on the signature pages hereto.


     10.5 Fees and Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay to Tail Wind, Inc. the sum of $35,000 as and for reimbursement for legal and due diligence expenses incurred in connection herewith and such amount shall be paid at Closing from gross proceeds of the offering. Tail Wind, Inc. shall submit to the Company evidence of such expenses within thirty (30) days of the Closing Date. In the event Tail Wind, Inc. has not incurred and documented $35,000 of related expenses within such period, Tail Wind, Inc. shall refund to the Company any amount in excess of the amount of expenses actually incurred.

     10.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

     10.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     10.8 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, and the Registration Rights Agreement constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

     10.9 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

     10.10 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Company:



                           By:  /s/  Irving R. Colacci
                           Name:  Irving R. Colacci
                           Title: Vice President, Legal Affairs & Human
                                  Resources, General Counsel & Secretary

The Investor:             [   GEOFFREY H. GALLEY     ]

                           By:   /s/ Geoffrey H. Galley
                           Name:  Geoffrey H. Galley
                           Title:


                           By:_________________________
                           Name:
                           Title:


Aggregate Purchase Price:  $1,266,300
Number of Shares of Common Stock:  149,858
Number of Warrants: 22,479 (equal to 15% of total number of Shares) Effective per share Purchase Price of Shares: $8.45
Exercise price of Warrants: $11.43 (equal to 115% of Market Price) Address for Notice:

                                 [____________________________]
                                 [____________________________]
                                 [____________________________]
                                 [____________________________]
                                 [____________________________]
                                 [____________________________]

                           with a copy to:

                                  Bryan Cave LLP
                                  700 Thirteenth Street, N.W.
                                  Washington, D.C.  20005
                                  Attn:  LaDawn Naegle
                                  Telephone:  202/508-6046
                                  Facsimile:   202/508-6200

The Investor:             [   THE TAIL WIND FUND LTD.     ]


                           By:   /s/ Jason McCarroll
                           Name:  Jason McCarroll
                           Title:


                           By:__/s/_______________________
                           Name:  Illegible
                           Title:


Aggregate Purchase Price:  $3,500,000
Number of Shares of Common Stock:  414,201
Number of Warrants: 62,130 (equal to 15% of total number of Shares) Effective per share Purchase Price of Shares: $8.45
Exercise price of Warrants: $11.43 (equal to 115% of Market Price) Address for Notice:

                           [Mr. Geoffrey Galley]
                           [Bankside]
                           [71 Frognal]
                           London]
                           [NW3 6XY]
                           [England]

                           with a copy to:

                           Bryan Cave LLP
                           700 Thirteenth Street, N.W.
                           Washington, D.C.  20005
                           Attn:  LaDawn Naegle
                           Telephone:  202/508-6046
                           Facsimile:   202/508-6200

The Investor:              [JERSEY PHOENIX TRUST LIMITED]


                           By:   /s/ Martin Richardson
                           Name:  Martin Richardson
                           Title:  Director


                           By:_________________________
                           Name:
                           Title:


Aggregate Purchase Price:  $211,250
Number of Shares of Common Stock:  25,000
Number of Warrants: 3,750 (equal to 15% of total number of Shares) Effective per share Purchase Price of Shares: $8.45
Exercise price of Warrants: $11.43 (equal to 115% of Market Price) Address for Notice:

                           [P. J. Scott Graham]
                           [Graham Investment Managers Limited]
                           [No. 1 Seaton Place]
                           [St. Helier]
                           [Jersey,  JE4 8YJ]
                           [Channel Islands]

                           with a copy to:

                           Bryan Cave LLP
                           700 Thirteenth Street, N.W.
                           Washington, D.C.  20005
                           Attn:  LaDawn Naegle
                           Telephone:  202/508-6046
                           Facsimile:   202/508-6200

The Investor:              [   BANK OF ENGLAND PENSION FUND   ]


                           By:   /s/ W. J. Porte
                           Name:  W. J. Porte
                           Title:  Manager


                           By:_________________________
                           Name:
                           Title:


Aggregate Purchase Price:  $426,725
Number of Shares of Common Stock:  50,500
Number of Warrants: 7,575 (equal to 15% of total number of Shares) Effective per share Purchase Price of Shares: $8.45
Exercise price of Warrants: $11.43 (equal to 115% of Market Price) Address for Notice:

                           [W. J. Porte]
                           [Investment Unit House]
                           [Bank of England]
                           [Threadneedle Street]
                           [London EC2R 8AH]
                           [England]

                           with a copy to:

                           Bryan Cave LLP
                           700 Thirteenth Street, N.W.
                           Washington, D.C.  20005
                           Attn:  LaDawn Naegle
                           Telephone:  202/508-6046
                           Facsimile:   202/508-6200

The Investor:              [NORTH AMERICAN GROWTH INVESTMENTS LIMITED]


                           By:   /s/ R. S. McAvoy
                           Name:  R. S. McAvoy
                           Title:  Director


                           By:_________________________
                           Name:
                           Title:


Aggregate Purchase Price:  $88,725
Number of Shares of Common Stock:  10,500
Number of Warrants: 1,575 (equal to 15% of total number of Shares) Effective per share Purchase Price of Shares: $8.45
Exercise price of Warrants: $11.43 (equal to 115% of Market Price) Address for Notice:

                           [P. J. Scott Graham]
                           [Graham Investment Managers Limited]
                           [No. 1 Seaton Place]
                           [St. Helier]
                           [Jersey JE4 8YJ]
                           [Channel Islands]

                           with a copy to:

                           Bryan Cave LLP
                           700 Thirteenth Street, N.W.
                           Washington, D.C.  20005
                           Attn:  LaDawn Naegle
                           Telephone:  202/508-6046
                           Facsimile:   202/508-6200

The Investor:              [ANGLO IRISH GROWTH EQUITY FUND]
                           By:   /s/ Michael Hodgson
                           Name:  Michael Hodgson
                           Title:  Fund Manager


                           By:_/s/________________________
                           Name:  Illegible
                           Title:  Fund Manager


Aggregate Purchase Price:  $507,000
Number of Shares of Common Stock:  60,000
Number of Warrants: 9,000 (equal to 15% of total number of Shares) Effective per share Purchase Price of Shares: $8.45
Exercise price of Warrants: $11.43 (equal to 115% of Market Price) Address for Notice:

                           [Anglo Irish Bank, Austria]
                           [Rathanstrasse 20]
                           [1010 Vienna]
                           [Austria]

                           with a copy to:

                           Bryan Cave LLP
                           700 Thirteenth Street, N.W.
                           Washington, D.C.  20005
                           Attn:  LaDawn Naegle
                           Telephone:  202/508-6046
                           Facsimile:   202/508-6200

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered into as of this 11th day of May, 1999 by and between Possis Medical, Inc., a Minnesota corporation (the "Company"), and the "Investors" named in that Purchase Agreement of even date herewith by and between the Company and the Investors (the "Purchase Agreement").

     The parties hereby agree as follows:

                  1.       Certain Definitions

     As used in this Agreement, the following terms shall have the following meanings:

    "Additional Registrable Securities" shall mean the shares of Common Stock, if any, issued to the Investors pursuant to Section 7.1 of the Purchase Agreement.

     "Common Stock" shall mean the Company's Common Stock, par value $0.40 per share.

     "Investors" shall mean the purchasers identified in the Purchase Agreement and any affiliate of any Investor who is a subsequent holder of any Warrants, Registrable Securities or Additional Registrable Securities.

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities or Additional Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     "Register," "registered" and "registration" refer to a registration made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable Securities" shall mean the shares of Common Stock issued and issuable to the Investors pursuant to the Purchase Agreement (other than additional shares of Common Stock issuable pursuant to Section 7.1 of the Purchase Agreement) and issuable upon the exercise of the Warrants.

    "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities or Additional Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "SEC" means the U.S. Securities and Exchange Commission.

     "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Warrants" mean the warrants to purchase shares of Common Stock issued to the Investors pursuant to the Purchase Agreement, the form of which is attached to the Purchase Agreement as Exhibit A.

     2. Registration.

     (a) Registration Statements.

     (i) Registrable Securities. Promptly following the closing of the purchase and sale of Common Stock and Warrants contemplated by the Purchase Agreement (the "Closing Date") (but no later than thirty (30) days after the Closing
Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Investors' consent) covering the resale of the Registrable Securities in an amount equal to the number of shares of Common Stock issued to the Investors on the Closing Date plus the number of shares of Common Stock necessary to permit the exercise in full of the Warrants. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its best efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to the Registration Statement. No securities shall be included in the Registration Statement without the consent of each Investor other than the Registrable Securities and the securities subject to piggyback registration rights on the date hereof for which the Company could not obtain waivers. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission.

     (ii) Additional Registrable Securities. Upon the written demand of any Investor and following the issuance of any additional shares of Common Stock to such Investor pursuant to Section 7.1 of the Purchase Agreement, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Additional Registrable Securities, subject to the Investor's consent) covering the resale of the Additional Registrable Securities in an amount equal to the number of shares of Common Stock issued to and designated in the demand by such Investor. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities. The Company shall use its best efforts to obtain from each person who now has piggyback registration rights a waiver of those rights with respect to the Registration Statement. No securities shall be included in the Registration Statement without the consent of the Investor other than the Registrable Securities and Additional Registrable Securities and the securities subject to piggyback registration rights on the date hereof for which the Company could not obtain waivers. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investor and its counsel prior to its filing or other submission.

     (b) Expenses. The Company will pay all its expenses associated with each registration, and the Investors will pay all their expenses subject to the reimbursement provided for in the Purchase Agreement (and to the extent funds have been returned to the Company, in respect thereof, the Company will pay them over subject to receipt of appropriate documentation). In no event will the Company reimburse Investors for discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

     (c) Effectiveness.

     (i) The Company shall use its best efforts to have each Registration Statement declared effective as soon as practicable. If (A) the Registration Statement covering Registrable Securities is not declared effective by the SEC within three (3) months following the Closing Date, or the Registration Statement covering Additional Registrable Securities is not declared effective by the SEC within three (3) months following the demand of an Investor relating to the Additional Registrable Securities covered thereby, or with respect to either Registration Statement which is subject to full review (other than an exclusively "plain English review," for which an additional fifteen (15) days shall be given) by the SEC staff, within four (4) months following the Closing Date or demand, as the case may be (each, a "Registration Date"), (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement (by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to subparagraph (ii) below, or (C) the Common Stock generally or the Registrable Securities specifically is not listed or included for quotation on the Nasdaq National Market System, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange, then the Company will make pro-rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 2% of the aggregate amount paid by such Investor on the Closing Date to the Company for shares of Common Stock still held by such Investor for any month or pro rata for any portion thereof following the Registration Date during which any of the events described in (A) or (B) or (C) above occurs and is continuing (the "Blackout Period"). The Blackout Period shall terminate upon (x) the effectiveness of the applicable Registration Statement in the case of (A) and (B) above; (y) listing or inclusion of the Common Stock on the Nasdaq National Market System, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange in the case of (C) above; and (z) in the case of the events described in (A) or (B) above, the earlier termination of the Registration Period (as defined in Section 3(a) below). The amounts payable as liquidated damages pursuant to this paragraph shall be payable, at the option of the Company, in lawful money of the United States or in shares of Common Stock at the Market Price (as that term is defined in the Purchase Agreement), and amounts payable as liquidated damages shall be paid monthly within two (2) business days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period. Amounts payable as liquidated damages hereunder shall cease when an Investor no longer holds Warrants or Registrable Securities, or Additional Registrable Securities, as applicable. Notwithstanding the above, if after twelve (12) months, the Company in good faith determines that it is unable to remedy the events set forth in (A), (B) or (C), the Company may notify the Investors that the liquidated damages will cease to accrue and, at the Investor's election, the Company shall redeem, in whole or in part, as instructed by the Investor, the shares of Common Stock and Warrants held by such Investor for an amount equal to 120% of the amount originally invested by such Investor. If an Investor does not elect to have its Common Stock and Warrants so redeemed, the Company shall use reasonable efforts to remedy the events set forth in (A), (B) and (C), but the Investor will no longer be entitled to further liquidated damages pursuant to this Agreement.

     (ii) For not more than twenty (20) consecutive trading days or for a total of not more than thirty (30) trading days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company and terminate or suspend effectiveness of any registration contemplated by this Section containing such information, if disclosure of such information at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. The duration of the Restricted Period as provided in the Purchase Agreement will be extended by the number of days of any and all Allowed Delays.

     (d) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, which investment banker or manager shall be reasonably satisfactory to the Investors.

     3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities and Additional Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

     (a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of the date on which all Registrable Securities or Additional Registrable Securities, as the case may be, covered by such Registration Statement, as amended from time to time, have been sold or are eligible for sale under Rule 144(k) promulgated under the Securities Act (the "Registration Period");

     (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities and Additional
Registrable Securities; provided that, at least three (3) days prior to the filing of a Registration Statement or Prospectus, or any amendments or supplements thereto, the Company will furnish to the Investors copies of all documents proposed to be filed, which documents will be subject to the comments of the Investors;

     (c) permit one counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than five (5) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects in a timely manner;

     (d) furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities and Additional Registrable Securities owned by such Investor;

     (e) in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

     (f) if required by the underwriter, at the request of the Investors, the Company shall furnish, on the date that Registrable Securities or Additional Registrable Securities, as applicable, are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and the Investors and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Investors;

     (g) make effort to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment (except as allowed under Section 2(c)(ii) hereof);

     (h) furnish to each Investor a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules by courier pursuant to the notice requirements of Section 10.4 of the Purchase Agreement;

     (i) use its reasonable best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities or Additional Registrable Securities, as applicable, for offer and sale under the securities or blue sky laws of such jurisdictions as the Investors reasonably request in writing and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities or Additional Registrable Securities covered by the Registration Statement;

     (j) cause all Registrable Securities or Additional Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

     (k) immediately notify the Investors, at any time when a Prospectus relating to the Registrable Securities or Additional Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and subject to Section 2(c)(ii), at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or Additional Registrable Securities, as applicable, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (l) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities and Additional Registrable Securities, if applicable, hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this subsection 3(m), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

     4. Obligations of the Investors.

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities or Additional Registrable Securities, as applicable, that each Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities or Additional Registrable Securities, as applicable, held by it and the intended method of disposition of the Registrable Securities or Additional Registrable Securities, as applicable, held by it, as shall be reasonably required to effect the registration of such Registrable Securities or Additional Registrable Securities, as applicable, and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor if such Investor elects to have any of the Registrable Securities or Additional Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company at least five (5) business days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities or Additional Registrable Securities included in the Registration Statement.

     (b) Each Investor, by its acceptance of the Registrable Securities and Additional Registrable Securities, if any, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities or Additional Registrable Securities, as applicable, from the Registration Statement, in which case the Investor shall be deemed to have waived its rights to have Registrable Securities or Additional Registrable Securities, as the case may be, registered under this Agreement, unless the Investor reasonably believes sales of its securities under such Registration Statement may violate federal securities laws.

     (c) In the event the Company determines to engage the services of an underwriter, each Investor agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities or Additional Registrable Securities, as applicable.

     (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, such Investor will immediately discontinue disposition of Registrable Securities or Additional Registrable Securities pursuant to the Registration Statement covering such Registrable Securities or Additional Registrable Securities, until the Investor's receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession of the prospectus covering the Registrable Securities or Additional Registrable Securities, as applicable, current at the time of receipt of such notice.

     (e) No Investor may participate in any underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities or Additional Registrable Securities, as applicable, on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to the terms of this Agreement.

     5. Indemnification.

     (a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law the Investors, each of their officers, directors, partners and employees and each person who controls the Investors (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except insofar as the same are based entirely upon any information furnished in writing to the Company by such Investors, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any
Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, provided that such violation was not caused by the negligence or willful misconduct of the Investor and shall reimburse in accordance with subparagraph (c) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities and Additional Registrable Securities.

     (b) Indemnification by Holder. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities and Additional Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney's fees) resulting from (i) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto; or
(ii) any violation by the Investor of any federal, state or common law, rule or regulation applicable to the Investor in connection with the Registration
Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto, provided that such violation was not caused by the negligence or willful misconduct of the Company. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities or Additional Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

     (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities or Additional Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities or Additional Registrable Securities giving rise to such contribution obligation.

     6. Miscellaneous.

     (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the parties hereto. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each Investor.

     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 10.4 of the Purchase Agreement.

     (c) Assignments and Transfers by Investors. This Agreement and all the rights and obligations of the Investors hereunder may not be assigned or transferred to any transferee or assignee except to an affiliate of an Investor who is a subsequent holder of any Warrants, Registrable Securities or Additional Registrable Securities.

     (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of each Investor then holding Registrable Securities, except that without the prior written consent of the Investors, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets.

     (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     (f)   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

     (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (k) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

The Company:


                           By:  /s/  Irving R. Colacci
                           Name:  Irving R. Colacci
                           Title: Vice President, Legal Affairs &
                                  Human Resources



The Investors:


                           By:_________________________
                           Name:
                           Title:


                           By:_________________________
                           Name:
                           Title:

The Company:


                           By:_________________________
                           Name:
                           Title:



The Investors:             GEOFFREY H. GALLEY

                           By:_/s/ Geoffrey H. Galley
                           Name:  Geoffrey H. Galley
                           Title:


                           By:_________________________
                           Name:
                           Title:

The Company:


                           By:_________________________
                           Name:
                           Title:



The Investors:             THE TAIL WIND FUND LTD.


                           By:  /s/ Jason McCarroll
                           Name:  Jason McCarroll
                           Title:


                           By:_________________________
                           Name:
                           Title:

The Company:


                           By:_________________________
                           Name:
                           Title:



The Investors:             BANK OF ENGLAND PENSION FUND


                           By:  /s/ W. J. Porte
                           Name:  W. J. Porte
                           Title:  Manager


                           By:_________________________
                           Name:
                           Title:

The Company:


                           By:_________________________
                           Name:
                           Title:



The Investors:             NORTH AMERICAN INVESTMENTS LIMITED


                           By:  /s/ R. S. McAvoy
                           Name:  R. S. McAvoy
                           Title:  Director


                           By:_________________________
                           Name:
                           Title:

The Company:


                           By:_________________________
                           Name:
                           Title:



The Investors:             THE JERSEY PHOENIX INVESTMENT TRUST


                           By:  /s/ Martin Richardson
                           Name:  Martin Richardson
                           Title:  Director


                           By:_________________________
                           Name:
                           Title:

The Company:


                           By:_________________________
                           Name:
                           Title:



The Investors:             ANGLO IRISH GROWTH EQUITY FUND


                           By:  /s/ Michael Hodgson
                           Name:  Michael Hodgson
                           Title:  Fund Manager


                           By:_/s/_________________________
                           Name:
                           Title:  Fund Manager

     THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO POSSIS MEDICAL, INC. THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.

     VOID AFTER 5:00 P.M. EASTERN TIME ON May __, 2003 ("EXPIRATION DATE").


                              POSSIS MEDICAL, INC.

                      WARRANT TO PURCHASE ______ SHARES OF
             COMMON STOCK, PAR VALUE $.40 PER SHARE ("Common Stock")

     For VALUE RECEIVED, _____________________ ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Possis Medical, Inc., a Minnesota corporation ("Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date, at an exercise price per share equal to $____ (the exercise price in effect being herein called the "Warrant Price"), ______ shares ("Warrant Shares") of Common Stock. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

     Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

     Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from such registration. This Warrant may only be transferred to an affiliate of the Warrantholder. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

     Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto (the "Exercise Agreement") and payment by cash, certified check or wire transfer of funds for the Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof). The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     Each exercise hereof shall constitute the representation and warranty of the Warrantholder to the Company that the representations and warranties contained in Article 5 of the Purchase Agreement (as defined below) are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

     Section 4. Compliance with the Securities Act of 1933. Neither this Warrant nor the Common Stock issued upon exercise hereof nor any other security issued or issuable upon exercise of this Warrant may be offered, sold or transferred except as provided in this agreement and in conformity with the Securities Act, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 4 with respect to any resale or other disposition of such security. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

     Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

     Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

     Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by the Warrant. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

     Section 8.  Adjustments.  Subject and  pursuant to the  provisions  of this
Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

     (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder. Such adjustments shall be made successively whenever any event listed above shall occur.

     (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitations, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

     (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as determined pursuant to Section
3), less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a payment date is fixed.

     (d) If pursuant to the Purchase Agreement by and between the Company and the Investors named therein dated May __, 1999 (the "Purchase Agreement") there is an adjustment to the Purchase Price under Section 7.1 thereof, then the Warrant Price shall be adjusted to a price equal to 115% of the Market Price as of the date of the adjustment under the Purchase Agreement, if such adjustment to the Warrant Price would result in a lower Warrant Price. "Market Price" shall mean the average of the five lowest consecutive closing bid prices of the Common Stock over the thirty-one (31) trading days immediately preceding such adjustment. Such adjustments shall be made successively whenever required.

     (e) An adjustment shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

     (f) In the  event  that,  as a result of an  adjustment  made  pursuant  to
Section 8(a), the holder of this Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

     Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon the exercise of the Warrant (or specified portions thereof), the fractional share shall be disregarded and the number of shares to be issued upon exercise shall be the number of whole shares only.

     Section 10. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     Section 11. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. In the event of a dispute with respect to any such calculation, the certificate of the Company's independent certified public accountants shall be conclusive evidence of the correctness of any computation made, absent manifest error. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

     Section 12. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Norwest Bank Minnesota, N.A. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

     Section 13. Notices. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  Company:

                  Possis Medical, Inc.
                  9055 Evergreen Boulevard N.W.
                  Minneapolis, MN  55433-8003
                  Attn:  Russel E. Carlson
                  Facsimile:  612/780-7223

                  with a copy to:

                  Dorsey & Whitney LLP
                  Pillsbury Center South
                  220 South sixth Street
                  Minneapolis, MN  55402-1498
                  Attn:  Amy E. Ayotte, Esq.
                  Facsimile:  612/340-8738

     or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 13.

     Any notice pursuant hereto to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if personally delivered or if sent by an internationally recognized courier services by overnight or two-day service, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this Section 13. All such notices, requests, demands, directions and other communications shall, when sent by courier be effective two (2) days after delivery to such courier as provided and addressed as aforesaid.

     Section 14. Registration Rights. The initial holder of this Warrant is entitled to the benefit of certain registration rights in respect of the Warrant Shares as provided in the Registration Rights Agreement dated as of as of May __, 1999.

     Section 15. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 16. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York, without giving effect to its conflict of law priciples, and for all purposes shall be construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the day and year first above written.

                           POSSIS MEDICAL, INC.



                           By:___________________________

                           Title:

                              POSSIS MEDICAL, INC.
                              WARRANT EXERCISE FORM


POSSIS MEDICAL, INC.

     This undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                           _______________________________
                           Name
                           ________________________________
                           Address
                           ________________________________
                           ________________________________
                           Federal Tax ID or Social Security No.

   and delivered by   certified mail to the above address, or
                      electronically (provide DWAC Instructions:____________),
   or
                      ther (specify: _______________________________________).

     and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

     By exercising the rights represented by this Warrant, the undersigned hereby certifies that, as of the date of exercise of this Warrant, the representations and warranties contained in Section 5 of the Purchase Agreement are true and correct in all material respects with respect to the undersigned.

Dated:___________________, ____

Note: The signature must correspond with Signature:____________________ the name of the registered holder as written on the first page of the Warrant in every ______________________________ particular, without alteration or enlargement Name (please print)
or any change whatever, unless the Warrant
has been assigned.                            ______________________________
                                              ______________________________
                                              Address
                                              ______________________________
                                              Federal Identification or
                                              Social Security No.

                                              Assignee:

                                              _______________________________
                                              _______________________________
                                              _______________________________
                                              _______________________________

Exhibit 99.1


                                  NEWS RELEASE

                                             FOR MORE INFORMATION CONTACT:
                                                 ROBERT G. DUTCHER
                                                 RUSSEL E. CARLSON
                                                 POSSIS MEDICAL, INC.
                                                 (612) 780-4555

   POSSIS MEDICAL, INC. RAISES $6.0 MILLION IN NEW PRIVATE PLACEMENT FINANCING

     MINNEAPOLIS, MN (May 13, 1999) -- Possis Medical, Inc. (NASDAQ/NMS:POSS) announced today that it has secured $6.0 million in new financing in a private placement of Possis stock and warrants with a group of investors.

     Under the terms of the financing, Possis Medical received $6.0 million from the issuance of 710,059 shares of Possis Common Stock. The investors also received 106,509 warrants at an exercise price of $11.43. Possis Medical will file a registration statement for the shares of Common Stock issued and the stock underlying the warrants. The Company intends to use the proceeds of the offering to fund expansion of the Company's sales and marketing activities in light of the recent approval of its AngioJet(R) Thrombectomy System for use in coronary arteries, ongoing research and development of new AngioJet System products, and for working capital purposes.

     Mr. Robert G. Dutcher, President and CEO of Possis Medical, Inc., stated, "We are pleased with the quality of the investors that participated in this transaction, which include The Tail Wind Fund, a major pension fund, a major bank's equity growth fund and an investment trust, which are based in Great
Britain. This funding, together with our existing cash reserves, provides capital we need to confidently move forward with our plans to grow the AngioJet System business. Our unique AngioJet System has been designed to quickly remove blood clots from vessels throughout the body and to treat a wide range of serious medical conditions such as heart attack, stroke, dialysis access failure, leg pain, pulmonary embolism and deep vein thrombosis. We continue to be encouraged by the growing interest and sales of the AngioJet System, especially following the March 1999 approval from the U.S. Food and Drug Administration (FDA) to market the AngioJet System in the United States for coronary use."

     Possis Medical, Inc. develops, manufactures and markets pioneering medical devices for the large and growing cardiovascular and vascular treatment markets. Its primary product, the AngioJe(R) Rheolytic(R) Thrombectomy System, is marketed in the United States for blood clot removal from dialysis access grafts and coronary arteries and coronary bypass grafts. The Company's three U.S. FDA-approved products -- the AngioJet(R) System, the Perma-Flow(R) Coronary Bypass Graft, and the Perma-Seal(R) Dialysis Access Graft - are highly differentiated, next-generation medical devices that have the potential to become preferred treatments.

     Certain statements in this press release constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements involve risks and uncertainties that may cause the Company's actual results to be materially different. Factors that could impact the Company's future results are set forth in the cautionary statements included in Exhibit 99 to the Company's Form 10-Q dated April 30, 1998, filed with the Securities and Exchange Commission.

                                       ###